                       SUPPLEMENT DATED FEBRUARY 15, 2007
             TO THE PROSPECTUSES DATED MAY 1, 2006, AS AMENDED, FOR

               CORPORATE EXECUTIVE SERIES VARIABLE UNIVERSAL LIFE
               NYLIAC CORPORATE SPONSORED VARIABLE UNIVERSAL LIFE

                                  INVESTING IN
     NYLIAC CORPORATE SPONSORED VARIABLE UNIVERSAL LIFE SEPARATE ACCOUNT-I

     This supplement amends the May 1, 2006 prospectuses (the "Prospectuses") for the Corporate Executive Series Variable Universal Life and NYLIAC Corporate Sponsored Variable Universal Life policies (the "policies"). You should read this information carefully and retain this supplement for future reference together with the Prospectus(es). All capitalized terms have the same meaning as those included in the Prospectuses.

     The purpose of this supplement is to clarify the free look procedures under the policies.

     Keeping this purpose in mind, please note the following:

     In the section of the Prospectuses entitled "FREE LOOK," the language contained in such section is deleted in its entirety and replaced with the following:

          You have the right to cancel your policy, within certain limits. Under the free look provision of your policy, in most jurisdictions, you have 20 days after you receive your policy to return it and receive a refund. To receive a refund, you must return the policy to NYLIAC's Service Office at the address noted on the first page of the prospectus (or any other address We indicate to you in writing) or to the registered representative from whom you purchased the policy, along with a written request for cancellation in a form acceptable to us.

          We will allocate premium payments you make with your application or during the free look period to our General Account until the end of the free look period. On the Business Day following the free look period, We will allocate the Net Premium plus any accrued interest to the Investment Divisions you have selected. If you cancel your policy, however, We will pay you only the greater of (a) your policy's Cash Value calculated as of the Business Day either NYLIAC's Service Office or the registered representative through whom you purchased it receives the policy along with the written request for cancellation, or (b) the total premium payments you have made, less any loans and any partial withdrawals you have taken.

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                New York Life Insurance and Annuity Corporation
                            (A Delaware Corporation)
                               51 Madison Avenue
                            New York, New York 10010